Staysail Series Trust 485BPOS

Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE STAYSAIL SERIES TRUST (Formerly Volt ETF Trust), a Delaware trust, (hereinafter referred to as the “Trust”), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS and katherine m. honey, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of October 2026.

TRUSTEE

By:	/s/ Robert J. Enck Sr.
Robert J. Enck Sr.

STATE OF ARIZONA

COUNTY OF MARICOPA

On this 13th day of October, 2026, before me, the undersigned officer, personally appeared Robert J. Enck Sr., known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Laura M. Ramirez

Notary Public

My Commission Expires: 10/19/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE STAYSAIL SERIES TRUST (Formerly Volt ETF Trust), a Delaware trust, (hereinafter referred to as the “Trust”), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS and katherine m. honey, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of October 2026.

TRUSTEE

By:	/s/ Todd Cipperman
Todd Cipperman

STATE OF ARIZONA

COUNTY OF MARICOPA

On this 13th day of October, 2026, before me, the undersigned officer, personally appeared Todd Cipperman, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Laura M. Ramirez

Notary Public

My Commission Expires: 10/19/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE STAYSAIL SERIES TRUST (Formerly Volt ETF Trust), a Delaware trust, (hereinafter referred to as the “Trust”), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS AND KATHERINE M. HONEY, its attorneys for it and in its name, place and stead, in his capacity as Trustee, to execute and file the Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of October 2026.

STAYSAIL SERIES TRUST

By:	/s/ Robert J. Enck Sr.
Robert J. Enck Sr., Chairman

STATE OF ARIZONA

COUNTY OF MARICOPA

On this 13th day of October, 2026, before me, the undersigned officer, personally appeared Robert J. Enck Sr., known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Laura M. Ramirez

Notary Public

My Commission Expires: 10/19/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE STAYSAIL SERIES TRUST (Formerly Volt ETF Trust), a Delaware statutory trust (hereinafter referred to as the “Trust”), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Chief Executive Officer of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA W. BORCHERS, her attorney for her and in her name, place and stead, and in her capacity as President and Chief Executive Officer, to execute and file the Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of October 2026.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

By:	/s/ Katherine M.Honey
Katherine M. Honey

STATE OF NORTH CAROLINA	)
)
COUNTY OF NASH	)

On this 28th day of October, 2026, before me, the undersigned officer, personally appeared Katherine M. Honey, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument, and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Sheryl H. Barnes
Notary Public

My Commission Expires: 06/30/2031